Presentation Materials for Investors

November 2014

                                                                               1

Disclaimer

[] This presentation includes certain "forward-looking  statements" within the meaning of The U. S. Private Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

[] We do not undertake to update the forward-looking  statements to reflect actual results or changes  in the factors affecting the forward-looking statements.

[] This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities.  Any offer or sale of securities will be made only by means of a prospectus and related documentation.

[] Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www.toyotafinancial. com) and SEC filings.  We  use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues.  While not all of the information that we post on social media is of a material nature, some information could be material.  Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www.twitter. com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

                                                                               2

Disclaimer

[] This presentation includes certain "forward-looking statements" within the meaning of The U. S.  Private Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors,including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

[] We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[] This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.

[] Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities.  This presentation does not constitute a recommendation regarding securities of TMCC.
Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.

[] This presentation is made to and directed only at (i)persons outside the
United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and
Markets Act 2000 (Financial Promotion) Order 2005(the "Order"), or (iii)high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to(d) of the Order, and (iv)
persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons.  Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant
Persons.

[] This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B. V. , Toyota Credit Canada
Inc. , Toyota Finance Australia Limited and Toyota Motor Credit Corporation
dated 12 September 2014 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www. london stock exchange.
com/exchange/news/market-news/market-news-home.html.

[] Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www.toyotafinancial.com) and SEC filings.  We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues.  While not all of the information that we post on social media is of a material nature, some information could be material.  Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.
com/toyotafinancial) . We may update our social media channels from time to time on the investor relations section of our corporate website.

                                                                               3

Toyota's Global Businesses

                                                                               4

TMC Consolidated Financial Results

                              Three Months
                Fiscal Year Ended March 31, Ended June 30,
(JPY billions)      2013     2014                 2014
Net Revenues      22,064.2  25,691.9             6,390.7
Operating Income   1,320.9   2,292.1               692.7
Net Income          962.2    1,823.1               587.8

Source:TMC FY2013, FY2014 20-F, June 30, 2014 6-K

                                                                               5

TMC Consolidated Balance Sheet

                                              FY 2013
(JPYbillions)                        As of March 31,2013
Current assets                                13,784.9
Noncurrent finance receivables,net             6,943.8
Investment and other assets                    7,903.4
Property,plant and equipment,net               6,851.2
Total Assets                                  35,483.3
Liabilities                                   22,710.5
Shareholders' equity                          12,772.9
Total Liabilities and Shareholders' Equity    35,483.3

         FY2014           FY2015
As of March 31,2014  As of June 30, 2014
        15,717.7         15,574.3
         8,102.3          8,143.9
         9,976.2          9,972.0
         7,641.3          7,765.6
        41,437.5         41,455.7
        26,218.5         25,997.4
        15,219.0         15,458.3
        41,437.5         41,455.7

Source:TMC FY2013, FY2014 and June 30, 2014 6-K

                                                                               6

Toyota Across the United States

Operations Overview

                                                                               7

Toyota's Next Chapter

[] Recently announced consolidation of Toyota headquarters functions [] Will move to a single location in Plano, Texas during 2016-2018 [] Unified manufacturing and sales leadership HQ will enable us to:

-- Improve collaboration and leverage capabilities across the business

-- Respond to changes in the market faster and improve our competitive advantage

-- Better align manufacturing operations with sales,marketing and other functions

-- Ultimately develop better products and services for our customers

                                                                               8

Toyota Motor Sales, USA

- TMS sold 2.23 million vehicles in 2013; its highest sales volume since 2007 and up 7.4% from 2012
  - Toyota division is the #1 US retail brand in 2014
  - Camry was the best-selling passenger car in America for the 12th consecutive year
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has one of the most fuel-efficient line-ups of any full-line OEM
  - Over 2.5 million hybrids sold in the US and over 7 million worldwide[(1)]
  - 11 hybrid models [(2)], 1 plug-in model, and 1 EV model across the TMS line-up
- For 2014, TMS is launching 8 new or refreshed models. Recent and upcoming vehicle launches:

- Camry & HV	- Highlander & HV	- Lexus NX
- Yaris	- Lexus RC	- Lexus NX HV
- Sienna	- Lexus RC F	

(1) As of September 2014
(2) Includes cars and light trucks

Source: TMS Reports

9

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

2014 NHSTA 5-Star Overall Safety Rating 11 Toyota, Lexus and Scion models	2014 Consumer Reports Best New Car Value Toyota Prius	2014 Popular Mechanics 10 Best Cars and Trucks 2014 Lexus IS
2014 NHTSA Top 10 Most 'American Made' Vehicles Camry, Corolla & Tundra	Worlds Most Innovative Companies Toyota ranked 5th overall and the highest amongst automotive brands	2014 J.D. Power and Associates Vehicle Dependability Study Lexus ranked 1st overall
2014 J.D. Power and Associates Initial Quality Study Toyota, Lexus, and Scion vehicles earned top 3 finishes	2014 Consumer Reports Consumer Perception Survey Toyota highest among non-luxury brands	Interbrand Best Global Green Brands in 2014 Toyota ranked no.2
Kelley Blue Book's 10 Best Green Cars of 2014 Prius Family & Lexus ES 300h	2014 AutoPacific Vehicle Satisfaction Award Highlander named most satisfying premium midsize crossover SUV	2014 Edmunds Top Rated Sedan Toyota Avalon

10

Toyota Motor Sales, USA (3)

Toyota Camry XSE

Toyota FCV Hydrogen Car

                                                                              11

Toyota Motor Sales, USA (4)

Toyota Yaris

Toyota Sienna

                                                                              12

Toyota Motor Sales, USA (5)

Lexus RC F

                                                                              13

Toyota Financial Services

                                                                              14

TFS Group Global Presence

                                                                              15

Toyota Motor Credit Corporation (TMCC)

Toyota Motor Corporation (TMC)

Toyota Financial Services Corporation (TFSC)

Toyota Motor Credit Corporation (TMCC)

[] Over 4.2  million active finance contracts (1)

[] AA- (2)/Aa3(2) rated captive finance company by SandP / Moody's [] Credit support agreement structure with TFSC/TMC(3)

(1) As of September 2014
(2) Outlook stable
(3) The Credit Support Agreements do not apply to securitization transactions

                                                                              16

TMCC Products and Services

Consumer
Finance

[] Retail
[] Lease

Dealer
Finance

[] Wholesale
[] Real Estate
[] Working Capital
[] Revolving Credit
Lines

Commercial
Finance

[] Forklift
[] Hino Medium Duty
[] Retail
[] Lease

Insurance

[] Service Agreements
[] Prepaid Maintenance
[] Guaranteed Auto
Protection
[] Excess Wear and Use
[] Tire and Wheel

                                                                              17

Extensive Field Organization

[] Decentralized dealer and field support [] Centralized servicing and collections (circled)

                                                                              18

Recent TMCC Business Highlights

[] In excess of $10.6 billion pre-tax income over the past 5 years(1) []
Continuing the trend in 2014, TFS is the top U. S. auto lender in all new vehicles(2) [] Strong market share continues to drive solid financing revenues and sales support [] Lownet charge-offratio driven by prudent underwriting standards and proactive servicing practices [] High insurance penetration and growing insurance volume

(1)
ForthefiveyearperiodfromFY10throughFY14;$1.679mm+$3.003mm+$2.423mm+$2.155mm+$1.
354mm=$10,614mm

(2) Source:Auto Count as of August 2014

                                                                              19

TMCC Earning Asset Composition

Managed Assets
(USD billions)

$76.8

12.1

11.3

34.1

19.3

Mar-11

$76.8

12.7

10.5

34.6

19.0

Mar-12

$83.0

14.9

8.0

39.9

20.2

Mar-13

$89.9

15.8

9.6

39.6

24.9

Mar-14

$91.8

15.6

10.7

38.7

26.8

Jun-14

Lease Retail Sold (ABS) Wholesale and Other

Source: TMCC March 31, 2011 10-K, March31, 201210-K , March31,201310-K, March
31, 2014 10-K and June 30, 2014 10-Q

                                                                              20

TMCC Financial Performance -Select Data

                                         Fiscal Year Ended March 31,
(USD millions)                      2011       2012        2013
---------------------------------- ----- -------------- -----------
Total Financing Revenues           8,064      7,429       7,244
  add: Other Income                  779        717         744
  less: Interest Expense           4,967      4,639       4,508
                 and Depreciation
Net Financing Revenues             3,876      3,507       3,480
                 and Other Revenues
Net Income                         1,853      1,486       1,331

      Three Months Ended
                June 30,
 2014             2014
----- ------------------
7,397             1,960
  702               188
5,352             1,230
2,747               918
  857               364

Source: TMCC March 31, 201 4 10-K and TMCC June 30, 2014 10-Q

                                                                              21

TMCC Financial Performance -Select Data

                                            Fiscal Year Ended March 31,
(USD millions)                        2011            2012  2013
------------------------------------ ------ --------------- ----------
Over 60 Days Delinquent (1)          0.26%         0.18%     0.19%
Allowance for Credit Losses (1)(2)   1.13%         0.80%     0.63%
Net Credit Losses (3)                0.52%         0.21%     0.27%

      Three Months Ended
                June 30,
 2014               2014
----- ------------------
0.18%              0.22%
0.50%              0.48%
0.28%              0.20%

(1) Percentage of gross earning assets

(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses)
plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)

(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated were based on a 120-day charge-off policy

Source: TMCC March 31, 2014 10-K & TMCC June 30, 2014 10-Q

                                                                              22

TMCC Funding Programs

                                                                              23

Exceptional Liquidity

- A-1+/P-1 rated direct commercial paper program
- $19.0 billion committed credit facilities[(1)]
- $7.2 billion short-term liquidity investment portfolio[(2)]
- Over $60 billion in readily salable consumer retail loan & lease receivables
- Access to various domestic and international markets
- Billions of additional capacity in global benchmark markets
- Extensive inter-company lending infrastructure
- Credit support agreements: TMCC → TFSC → TMC

(1) As of June 30, 2014
(2) Average balance for quarter ended June 30, 2014
Source: TMCC June 30, 2014 10-Q

24

TMCC Funding Program Objectives

[] TMCC is committed to:

-- Maintaining funding diversity and exceptional liquidity -- Issuing into strong demand with attractive deals -- Identifying and developing new markets and investor relationships -- Responding quickly to opportunities with best-in-class execution -- Managing our business and stakeholder relationships with a long-term view

                                                                              25

New Funding Vehicles

[] Auto industry's first ever Green BondABS

[] Diversity and Inclusion (DandI) bond syndicates led by diversity firms []
Competitive, innovative and socially responsible

                                                                              26

TMCC FYTD15 Funding Overview

$10.75 billion of long term debt funded FYTD

Structured 0.4%

EMTN ABS Conduit 16% 11%

ABS Public
9% Other 2%

MTN
31% USD Global 30%

[] $8.62   billion in unsecured debt [] $2.13 billion   in secured debt (net of
amount retained)

-- $0.93   billion comprised of public term secured funding (net of amount retained)

As of September 30, 2014
Source:Company Reports

                                                                              27

Diversification in Debt Offerings

TMCC Long Term Debt Outstanding (USD millions)

By Deal Type

Uridashi $2,376

EMTN $5,022

Eurobonds Global MTN $7,594 $23,350

Other $4,773

Public/Private ABS $7,887 MTN $10,066

By Currency

GBP CHF Other JPY $1,210 $479 $354 $1,408 AUD $2,608

 EUR $6,657

  USD $48,348

Asof September 30, 2014
Source:Company Reports

                                                                              28

Funding Flexibility And Responsiveness

Diversification Across USD Curve (1)

100%
6%

11% 15% 16% 24% 26%
80% 8% 27% 19% 20% 14% 60% 12% 20% 36% 19% 11% 12%

3% 9% 40% 7% 4% 77% 4% 17%

45%
20% 7% 37% 39% 38%

16% 0%
FY 10 FY 11 FY 12 FY 13 FY14 FYTD15

1yr 18mth 2yr 3yr 5yr 7yr 10yr

(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes
Percentages may not add to 100% due to rounding
As of September 30, 2014
Source:Company Reports

                                                                              29

Key Investment Highlights

[] Financial strength supported by strong credit ratings [] Transparent business model with exceptional liquidity [] Rational funding programs with long term perspective -- Diversification in bond offerings -- Focus on proactively meeting needs of market -- Strong emphasis placed on flexibility and responsiveness [] Industry-leading  in:  -- Liquidity management framework
-- Balance sheet strength -- Business model resiliency

                                                                              30

TMCC Retail Loan Collateral and

ABS Transactions

                                                                              31

Credit Decisioning and Collections

[] Recent consistent, conservative underwriting standards have produced low levels of delinquencies and credit losses -- Identification and minimization of least desirable segments -- Ongoing focus on Toyota and Lexus business []
Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth -- Emphasis on early intervention -- Reinforcement of strong compliance management system

3.0%

2.0%

Delinquency(1) 1.0% Credit loss(2) 0.0% FY2009 FY2010 FY2011 FY2012 FY2013
FY2014

(1) Delinquency is 30+ day delinquencies as a percentage of retail receivables outstanding
(2) Credit loss is annual net credit loss as a percentage of retail receivables outstanding

32

Credit: Results*

[] Retail loan credit performance has shown significant improvement --
Portfolio-level  performance trends show general improvement  -- Recent vintages outperforming older cohorts

Cumulative Net losses: Annual Origination Vintages

4.50% 2007 2008 2009 2010 2011 2012 2013 4.00% 3.50% 3.00% 2.50% 2.00% 1.50%
1.00% 0.50% 0.00%
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 Month

* Abbreviated for presentation purposes
Source: Company Reports

                                                                              33

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience [1]

	At September 30,		At March 31,				
	2014	2013	2014	2013	2012	2011	2010
Outstanding Contracts (2)	3,238,144	3,196,125	3,220,641	3,156,247	3,119,781	3,189,591	3,093,894
Number of Accounts Past Due in the following categories							
30 - 59 days	39,005	39,543	32,920	35,672	35,162	43,070	55,123
60 - 89 days	8,820	8,227	6,660	7,182	6,786	8,588	11,722
Over 89 days	6,456	6,574	5,799	6,362	5,870	9,153	10,953
Delinquencies as a Percentage of Contracts Outstanding (3)							
30 - 59 days	1.20%	1.24%	1.02%	1.13%	1.13%	1.35%	1.78%
60 - 89 days	0.27%	0.26%	0.21%	0.23%	0.22%	0.27%	0.38%
Over 89 days	0.20%	0.21%	0.18%	0.20%	0.19%	0.29%	0.35%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

Source: Company Reports

34

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1)

	For the Six Months Ended September 30,		For the Fiscal Years Ended				
	2014	2013	2014	2013	2012	2011	2010
Principal Balance Outstanding (2)	$50,085,382	$48,692,973	$48,761,164	$46,932,720	$44,648,020	$45,053,303	$43,234,740
Average Principal Balance Outstanding (3)	$49,423,273	$47,812,847	$47,846,942	$45,790,370	$44,850,661	$44,144,021	$43,360,181
Number of Contracts Outstanding	3,238,144	3,196,125	3,220,641	3,156,247	3,119,781	3,189,591	3,093,894
Average Number of Contracts Outstanding (3)	3,229,393	3,176,186	3,188,444	3,138,014	3,154,686	3,141,743	3,072,036
Number of Repossessions (4)	16,513	16,579	34,923	34,353	42,937	64,710	79,637
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.02% (7)	1.04% (7)	1.10%	1.09%	1.36%	2.06%	2.59%
Gross Charge-Offs (5)(8)	$125,568	$113,663	$257,586	$244,432	$240,736	$447,159	$724,212
Recoveries (6)	$30,884	$34,139	$62,714	$69,088	$78,593	$98,105	$116,892
Net Losses	$94,684	$79,524	$194,872	$175,344	$162,143	$349,054	$607,320
Net Losses as a Percentage of Average Principal Balance Outstanding	0.38% (7)	0.33% (7)	0.41%	0.38%	0.36%	0.79%	1.40%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Annualized.
(8) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.

Source: Company Reports

35

Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	2010	2011	2012	2013	2014[1]
Number of Pool Assets	956,010	911,545	973,979	1,008,958	735,210
Original Pool Balance	$21,924,552,881	$21,608,462,287	$24,029,119,369	$25,332,328,542	$18,866,895,922
Average Initial Loan Balance	$22,933	$23,705	$24,671	$25,107	$25,662
Weighted Average Interest Rate	3.91%	3.76%	3.15%	2.94%	3.01%
Weighted Average Original Term	62 months	63 months	63 months	63 months	64 months
Weighted Average FICO	738	735	731	727	726
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 18.0%	CA - 18.9%	CA - 19.3%	CA - 21.4%	CA - 21.0%
State 2	TX - 13.1%	TX - 12.6%	TX - 14.1%	TX - 13.3%	TX - 13.8%
State 3	NY - 5.2%	NY - 5.4%	NY - 5.1%	NY - 4.6%	NY - 4.7%
State 4	NJ - 4.7%	NJ - 4.9%	NJ - 4.5%	NJ - 4.4%	NJ - 4.2%
State 5	VA - 4.5%	IL - 4.1%	VA - 4.2%	IL - 3.9%	PA - 4.1%
Distribution of Receivables by Contract Rate:[2]					
Less than 2.0%	35.2%	30.3%	44.1%	51.2%	51.6%
2.0% - 3.99%	22.8%	35.9%	27.8%	20.2%	19.2%
4.0% - 5.99%	19.3%	17.5%	15.1%	14.0%	13.3%
6.0% - 7.99%	13.6%	8.5%	6.6%	6.7%	7.5%
8.0% - 9.99%	4.1%	3.2%	2.7%	3.2%	3.5%
10.0% - 11.99%	1.7%	1.6%	1.4%	1.5%	1.7%
12.0% - 13.99%	0.9%	0.7%	0.5%	0.6%	0.7%
14.0% - 15.99%	0.7%	0.6%	0.5%	0.6%	0.6%
16.0% and greater	1.8%	1.7%	1.4%	2.0%	1.9%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	4.9%	4.4%	3.3%	3.3%	3.7%
Percentage of 72+ Month Term	9.8%	10.5%	10.0%	10.6%	10.9%
Percentage of Used Vehicles	30.6%	31.5%	24.4%	24.5%	23.4%

[1] As of September 30, 2014

[2] Percentages may not add to 100% due to rounding

Source: Company Reports

36

Origination Characteristics

APR Distribution

100% 80% 60% 40% 20%

0%
CY2010 2011 2012 2013 2014*

 2.0% 2.0% -3.99% = 4.0%

Weighted Average FICO

740 720 700 680 660 640 620
CY2010 2011 2012 2013 2014*

Weighted Average FICO

Weighted Average Original Term

72 66 60 54

48
CY2010 2011 2012 2013 2014*
Weighted Average Original Term

New vs. Used

100% 80% 60% 40% 20%

0%
CY2010 2011 2012 2013 2014*

New Used

*As of September 30, 2014
Source: Company Reports

                                                                              37

ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)(*)

Original Summary Characteristics by Prior Securitization:	TAOT 2013-A	TAOT 2013-B	TAOT 2014-A	TAOT 2014-B	TAOT 2014-C
Number of Pool Assets	84,513	66,096	115,093	98,798	80,419
Original Pool Balance	$1,301,545,574	$1,054,454,801	$1,845,073,346	$1,583,044,330	$1,321,305,071
Average Principal Balance	$15,401	$15,953	$16,031	$16,023	$16,430
Weighted Average Interest Rate	2.56%	2.24%	2.10%	2.09%	2.01%
Weighted Average Original Term	61	61	61	61	61
Weighted Average FICO	756	757	757	756	758
Minimum FICO	620	620	620	620	620
Maximum FICO	886	883	886	884	886
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 20.0%	CA - 21.3%	CA - 22.6%	CA - 26.3%	CA- 23.3%
State 2	TX - 13.3%	TX - 13.4%	TX - 13.4%	TX - 12.9%	TX - 13.3%
State 3	VA - 4.3%	IL - 4.2%	IL - 4.6%	IL - 4.4%	IL - 4.7%
State 4	IL - 4.3%	VA - 4.1%	PA - 4.3%	PA - 4.0%	PA - 4.3%
State 5	NJ - 4.2%	PA - 4.0%	NJ - 4.2%	VA - 3.9%	VA - 4.0%
Distribution of Receivables by Contract Rate: (1)					
Less than 2.0%	47.5%	54.8%	58.7%	59.4%	62.2%
2.0% - 3.99%	32.5%	28.3%	25.2%	24.8%	23.1%
4.0% - 5.99%	12.2%	10.6%	10.2%	10.0%	9.4%
6.0% - 7.99%	4.5%	3.6%	3.4%	3.3%	3.1%
8.0% - 9.99%	1.8%	1.5%	1.4%	1.4%	1.3%
10.0% - 11.99%	0.8%	0.6%	0.6%	0.6%	0.5%
12.0% - 13.99%	0.3%	0.2%	0.2%	0.2%	0.2%
14.0% - 15.99%	0.2%	0.2%	0.2%	0.2%	0.1%
16.0% and greater	0.1%	0.1%	0.1%	0.1%	0.1%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of 72+ Month Term	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of Used Vehicles	22.7%	21.8%	21.4%	20.8%	20.5%

* Abbreviated for presentation purposes

(1) Percentages may not add to 100.00% due to rounding

Source: Company Reports

38

TAOT Deal Performance

As of October 15, 2014 Payment Date



0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42
TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
TAOT 2013-A
TAOT 2013-B
TAOT 2014-A
TAOT 2014-B

	Moody's		S&P		Final
Transaction	Initial EL	Updated EL	Initial EL	Updated EL	Actual CNL
TAOT 2010-A	1.25%	0.45% - 0.70%	1.70% - 1.90%	0.30% - 0.35%	0.32%
TAOT 2010-B	1.25%	0.45% - 0.70%	1.50% - 1.70%	0.25% - 0.30%	0.23%
TAOT 2010-C	1.15%	0.35% - 0.60%	1.40% - 1.60%	0.20% - 0.25%	0.19%
TAOT 2011-A	1.15%	0.25%	1.40% - 1.60%	0.20% - 0.25%	0.18%
TAOT 2011-B	0.85%	0.25%	1.15% - 1.35%	0.17% - 0.20%	
TAOT 2012-A	0.70%	0.30%	0.85% - 1.00%	0.30% - 0.35%	
TAOT 2012-B	0.50%	0.30%	0.75% - 0.90%	0.30% - 0.35%	
TAOT 2013-A	0.50%	0.40%	0.65% - 0.80%	0.30% - 0.35%	
TAOT 2013-B	0.40%	0.40%	0.55% - 0.70%	0.30% - 0.35%	
TAOT 2014-A	0.40%	0.40%	0.55% - 0.70%	0.55% - 0.70%	
TAOT 2014-B	0.40%	0.40%	0.55% - 0.70%	0.55% - 0.70%	

Source: Company Reports

39

[Toyota Financial Services Logo]

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